EXHIBIT 32.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of SABINE PASS LNG, L.P. (the “Partnership”) on Form 10-Q for the period ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Don A. Turkleson, Chief Financial Officer of SABINE PASS LNG-GP, INC., the general partner of the Partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/S/ DON A. TURKLESON
Don A. Turkleson Chief Financial Officer of Sabine Pass LNG-GP, Inc., general partner of SABINE PASS LNG, L.P. August 8, 2007